Page 1 Chevron Corporation Non-Qualified Stock Option Award Agreement Exhibit 10.8 1. NOTICE OF STOCK OPTION AWARD. You have been granted an option to purchase Chevron Corporation Common Stock, subject to the terms and conditions of the 2022 Long-Term Incentive Plan of Chevron Corporation (“Plan”) and this Award agreement (“Agreement”). By accepting this Stock Option Award, you agree to all terms and conditions of the Plan, its Rules, and any provisions within this Agreement. In the event of any conflict between the provisions of this Agreement and the terms of the Plan or Rules, the terms of the Plan and/or Rules shall govern. Defined terms that are not defined herein shall have the meaning ascribed to them in the Plan or Rules. For a copy of the plan documents, go to the Executive Plans website, the Global Executive Plans website, or contact the Executive Compensation Group at [email address] or [phone number]. 1.1 NAME OF EMPLOYEE: 1.2 GRANT DATE: 1.3 NUMBER OF OPTIONS GRANTED: 1.4 EXERCISE PRICE PER SHARE: 1.5 VESTING SCHEDULE. Subject to the Participant’s continued service on each vesting date, the Stock Option Award will vest as follows: (i) One third (1/3) of the Stock Option Award will vest on [DATE] (ii) One third (1/3) of the Stock Option Award will vest on [DATE] (iii) The remaining one third (1/3) of the Stock Option Award will vest on [DATE] 1.6 EXPIRATION DATE: Unless otherwise described herein and provided you remain employed by the Corporation, your vested stock options may be exercised until [DATE], the tenth anniversary of the Grant Date. If the expiration date falls on a day that the New York Stock Exchange (NYSE) is closed, stock options may be exercised only up until the last day that the NYSE is open immediately prior to the Expiration Date. 2. TERMS AND CONDITIONS OF STOCK OPTION AWARD. 2.1 EFFECT OF TERMINATION ON VESTING AND EXERCISE PERIOD. Termination of employment impacts your Stock Option Award’s Vesting Schedule and Expiration Date. a. Termination in a Non-European Union Payroll Country If you are on a non-European Union country’s payroll at Termination of employment, your Stock Option Award is affected as follows: i. If your employment Terminates prior to [DATE] of the year following the Grant Date, then all Stock Options will be forfeited as of your date of Termination. ii. If your employment Terminates on or after [DATE] of the year following the Grant Date and if, upon Termination, you are at least age 65, or have at least 90 points (sum of age and service at Termination), or have retired due to Mandatory Retirement, then one hundred percent (100%) of the Stock Option Award will vest as of your date of Termination. The vested portion of your Stock Option Award will be exercisable until the Expiration Date as described in Section 1.6. iii. If your employment Terminates on or after [DATE] of the year following the Grant Date and if, upon Termination you are at least age 60 or have at least 75 points (sum of age and service at Termination, then a portion of the Stock Option Award will vest as follows: the vested portion of your Stock Option Award is determined by multiplying the number of Stock Options granted by the number of completed months from the Grant Date to your termination date, up to a maximum of 36 months, divided by 36 months. The unvested portion of your Stock Option Award will be forfeited as of your date of Termination. The vested portion of your Stock Option Award will be exercisable until the earlier of the last day that the NYSE is

Page 2 open that is no more than five years after your Termination date or the Expiration Date as described in Section 1.6. iv. If your employment Terminates on or after [DATE] of the year following the Grant Date and if, upon Termination you are less than age 60 or have less than 75 points (sum of age and service at Termination), then the unvested portion of your Stock Option Award will be forfeited as of your date of Termination. The vested portion of your Stock Option Award will be exercisable until the earlier of the last day that the NYSE is open that is no more than 180 days after your termination date or the Expiration Date as described in Section 1.6. v. Notwithstanding the foregoing, one hundred percent (100%) of the Stock Option Award will vest if you Terminate employment after a Change in Control and are eligible for a severance pay benefit under the Chevron Corporation Change in Control Surplus Employee Severance Program for LTIP Eligible Participants in Salary Grades 43 and Below, as may be amended. The vested portion of your Stock Option Award will be exercisable until the Expiration Date as described in Section 1.6. b. Termination in a European Union1 Payroll Country If you are on a European Union country’s payroll at Termination of employment, your Stock Option Award is affected as follows: i. If your employment Terminates prior to [DATE] of the year following the Grant Date, then all Stock Options will be forfeited as of your date of Termination. ii. If your employment Terminates on or after [DATE] of the year following the Grant Date and if, upon Termination, you have at least 30 years of service, then one hundred percent (100%) of the Stock Option Award will vest as of your date of Termination. The vested portion of your Stock Option Award will be exercisable until the Expiration Date as described in Section 1.6. iii. If your employment Terminates on or after [DATE] of the year following the Grant Date and if, upon Termination you have at least 25 years of service but less than 30 years of service, then a portion of the Stock Option Award will vest as follows: the total vested portion of your Stock Option Award is determined by multiplying the number of Stock Options granted by the number of completed months from the Grant Date to your termination date, up to a maximum of 36 months, divided by 36 months, the unvested Stock Options will be forfeited as of your date of Termination. The vested portion of your Stock Option Award will be exercisable until the earlier of, the last day that the NYSE is open that is no more than five years after your Termination date or the Expiration Date as described in Section 1.6. iv. If your employment Terminates on or after [DATE] of the year following the Grant Date and if, upon Termination you have less than 25 years of service, then any unvested Stock Options are forfeited as of your date of Termination. The vested portion of your Stock Option Award will be exercisable until the earlier of the last day that the NYSE is open that is no more than 180 days after your termination date or, the Expiration Date as described in Section 1.6. v. Notwithstanding the foregoing, one hundred percent (100%) of the Stock Option Award will vest if you Terminate employment after a Change in Control and are eligible for a severance pay benefit under the Chevron Corporation Change in Control Surplus Employee Severance Program for LTIP Eligible Participants in Salary Grades 43 and Below, as may be amended. The vested portion of your Stock Option Award will be exercisable until the Expiration Date as described in Section 1.6. 2.2 DISABILITY. For purposes of the Vesting Schedule and the Expiration Date of your Stock Option Award, you are deemed to have Terminated upon the earlier of twenty-nine (29) months after the commencement of long-term disability benefits under a plan or program sponsored by the Corporation, or the date you fail to qualify, or no longer qualify for such long-term disability benefits, provided that you do not return to active employment with the Corporation at that time. 2.3 FAILURE TO EXERCISE. Unexercised Stock Option Awards will be forfeited upon the market close of the NYSE on the Expiration Date of the Grant. 1 As defined in the Rules as of the date of termination.

Page 3 2.4 METHOD OF EXERCISE. You may exercise the vested portion of your Stock Option Award as a same day sale. For more information, please refer to “Exercise Choices and Examples” on the Global Executive Plans website. 2.5 NO DEFERRAL. You may not defer payment of proceeds as a result of the exercise of your Stock Option Award. 2.6 FORFEITURE AND REPAYMENT. Stock Option Awards may be forfeited for Misconduct as defined in the Plan, and the Corporation may demand repayment of amounts received upon exercise on or after the date of the Misconduct. As an additional condition of receiving the Stock Option Awards, you agree that the Stock Option Awards and any proceeds or other benefits you may receive hereunder shall be subject to forfeiture and/or repayment to the Corporation (i) under the terms of the Corporation’s Dodd-Frank Clawback Policy, as may be amended from time to time (and such requirements shall be deemed incorporated into this Agreement without your additional consent), to the extent applicable to you or (ii) to comply with any requirements imposed under applicable laws and/or the rules and regulations of the securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. See the terms of the Plan for additional information. 2.7 TAXATION. You are responsible for all taxes with respect to the Stock Option Award. The Corporation makes no guarantees regarding the tax treatment of your Award and the tax consequences of Stock Option Awards vary, and depending on the country’s laws that govern this Stock Option Award, taxation can be triggered upon events such as the grant, vest, and/or exercise of such Stock Option Award. Consult the prospectus or prospectus supplement and your tax advisor for more information regarding the tax consequences of your Stock Option Award. For a copy of the prospectus or prospectus supplement, go to Executive Plans website or the Global Executive Plans website. 2.8 ADJUSTMENTS. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, or other similar corporate change, the number of stock options and the Exercise Price of the Stock Option Award under this Agreement shall be adjusted, as appropriate. 2.9 NON-TRANSFERABILITY OF AWARD. You are not permitted to sell, transfer, pledge, assign or encumber this Stock Option Award during your lifetime. Notwithstanding the foregoing, this Stock Option Award may be transferred or assigned after your death to your beneficiary. 2.10 BENEFICIARY DESIGNATION. You may designate a beneficiary for your Stock Option Award on the Benefit Connection website. Benefit Connection can be accessed on the Chevron U.S. Benefits website hr2.chevron.com. Non-U.S. payroll employees may download a Beneficiary Designation form from the Global Executive Plans website. 2.11 ABILITY TO SUBSTITUTE. The Management Compensation Committee shall have the ability to substitute, without receiving participant permission, Stock Appreciation Rights (SARs) paid only in stock for outstanding options; provided, that the number of substituted SARs equals the number of shares underlying the options and the Exercise Price of the SARs is equal to the Exercise Price of the options. 2.12 NO RIGHT TO CONTINUED EMPLOYMENT. The granting of the Stock Option Award shall impose no obligation on the Corporation or its affiliate to continue your employment. 2.13 RIGHTS AS A STOCKHOLDER. You will have none of the rights of a stockholder of the Corporation with respect to the Stock Option Award until shares of Common Stock are received upon exercise, if applicable. 2.14 AMENDMENT. This Agreement may not be altered, modified or amended except by written instrument signed by both parties and in accordance with the terms of the Plan.